EXHIBIT 99.1


                         -  Preliminary Marketing Memo

                         - Life Savings Bank, Federal Savings Bank
                           Seller and Servicer



                         - Life Financial Services Trust 1996-1



             $55,000,000 (approximate) Class A Certificates [6.95%]





The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Servicer. PSI makes no representations as to the accuracy of such information provided to it by the Servicer. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                      Life Financial Services Trust 1996-1

Title of Securities:       Life Financial Services Trust, Series 1996-1 Class
                           A Certificates (the "Certificates").

Description of
Transaction:               This approximately of $55,000,000 MBIA-wrapped Class
                           A Certificates are backed by a fixed pool of fixed-rate, mortgage loans (the "Loans"). The Loans were originated or purchased as part of Life's
                           Portfolio Series mortgage loans (the "Portfolio
                           Series") and Liberator Series mortgage loans
                           (the "Liberator Series").

                           Portfolio Series loans are tageted as debt consolidation loans for borrowers who have a generally strong credit rating. The Portfolio Series loans have a high ratio of combined first and second liens to the value of real property securing such loans, up to a 125% maximum.

                           Liberator Series loans are targeted for the purchase or refinance of residential real property by borrowers who because of prior credit problems or the absence of a credit history are considered sub-prime borrowers or other borrowers whose application does not conform for a loan under FNMA or FHLMC underwriting guidelines. The loan to value ratio for the Liberator Series generally are 80% or less, but may be as high as 90%.


------------------------------------------------------------------------------

                                    Class A
                                    ------------------
Settlement Date:             December [18], 1996

Dated Date:                  December [1], 1996

Prepayment Assumption:       [17% HEP]
                             **Actual prepayments may vary**

Approximate Size:            [$55,000,000]

Average Life to Call:        [4.717] years

Average Life to Maturity:    [4.821] years

Expected Maturity (to Call): [02/15/10]

Expected Maturity (to Mat):  [07/15/26]

Stated Maturity:             [04/15/28]

Coupon:                      [6.95%]*
                             *(if the Servicer or Certificate Insurer does not exercise its option to call at the 5% Cleanup Call, then the coupon on the Class
                             A Certificates will be raised by 50 bps)

Coupon Day Count:            30/360

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1996-1

Servicer:                     Life Savings Bank Trust.

Back-up Servicer:             Norwest Bank Minnesota, N.A.

Servicer Fee:                 100 bps per annum.

Trustee:                      Norwest Bank Minnesota, N.A.

Certificate Ratings:          The Class A Certificates will be rated AAA/Aaa by
                              Standard & Poor's ("S&P") and Moody's Investors
                              Service ("Moody's").

Certificate Insurer:          Municipal Bond Investors Assurance Corporation
                              ("MBIA").  MBIA's claims-paying ability is rated
                              AAA/Aaa by Standard & Poor's and Moody's.

Certificate Insurance:        Timely payments of interest and ultimate payment
                              of principal on the Certificates will be 100% guaranteed by MBIA.

Credit Enhancement:           1)  100% wrap from MBIA guarantee of timely
                                  interest and ultimate principal to the extent the Reserve Account is reduced to zero.
                              2)  Reserve Account
                              3)  Ongoing Spread.

Reserve Account:              Initial: [3.5%] of Original Class A Certificate
(Approximately)               Balance.
                              Target: [9.00%] of [Original] Class A Certificate
                              Balance
                              The Required Reserve level is subject to step downs beginning in month [30] if certain tests are met.

ERISA Consideration:          The Class A Certificates will not be ERISA
                              eligible.

Flow of Funds:                1)  to the Certificate Insurer, the Premium
                                  35 bps
                              2)  to the Trustee and Back-Up Servicer, the
                                  Trustee and Back-up Servicing Fee 4 bps
                              3)  to the Class A, accrued monthly interest
                              4)  to the Class A, accrued monthly principal
                              5)  to the Certificate Insurer, any unreimbursed
                                  draws
                              6)  to the Reserve Account up to its target
                                  amount as described above, and
                              7)  to the Class R.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      Life Financial Services Trust 1996-1

Clean-up Call:           The Servicer may repurchase the collateral
                         and, as a result, cause the Certificates to be called at par plus accrued interest after the remaining balances of the loans are less than [5%] of Cutoff Date Pool Principal Balance. If the
                         Servicer does not exercise it's option to repurchase, the Certificate Insurer has the option to do so.

Payment Date:            The [15th] day of each month or, if such day is not
                         a business day, the next succeeding business day, beginning on January 15, 1997.

Payment Delay:           [14] days

Interest Accrual
Period: For Class A, interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month based on a 30/360 day count.

Pricing Date:            December [10], 1996.

Settlement Date:         December [18], 1996.

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL
                         or Euroclear).


SMMEA Considerations:    The Class A Certificates are not SMMEA eligible.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, th shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

------------------------------------------------------------------------------

Financial Strategies          12/11/96 08:23:25 am         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP LIFE61                              Coupon                   6.950
Class         A      PASS THRU                    Accr  0.32819 1st Pmt 01/15/97
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (12.570/13.570)
WAM    (Orig)         (20.100)                    Mat N/A        Settle 12/18/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                           ****** TO 5% CLEANUP CALL *****

          HEP 17.00 HEP 10.00 HEP 13.00 HEP 15.00 HEP 20.00 HEP 25.00 HEP 30.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------


   99-22     7.063     7.060     7.061     7.062     7.064     7.067     7.069
   99-22+    7.059     7.057     7.058     7.058     7.060     7.061     7.063
   99-23     7.054     7.054     7.054     7.054     7.055     7.055     7.056
   99-23+    7.050     7.050     7.050     7.050     7.050     7.050     7.049
   99-24     7.046     7.047     7.047     7.046     7.045     7.044     7.043
   99-24+    7.041     7.044     7.043     7.042     7.040     7.038     7.036
   99-25     7.037     7.041     7.039     7.038     7.035     7.032     7.029
   99-25+    7.033     7.037     7.035     7.034     7.031     7.027     7.023
   99-26     7.028     7.034     7.032     7.030     7.026     7.021     7.016
   99-26+    7.024     7.031     7.028     7.026     7.021     7.015     7.010
   99-27     7.020     7.027     7.024     7.022     7.016     7.010     7.003
   99-27+    7.015     7.024     7.021     7.018     7.011     7.004     6.996
   99-28     7.011     7.021     7.017     7.014     7.006     6.998     6.990
   99-28+    7.007     7.018     7.013     7.010     7.001     6.992     6.983
   99-29     7.002     7.014     7.009     7.006     6.997     6.987     6.976
   99-29+    6.998     7.011     7.006     7.002     6.992     6.981     6.970
   99-30     6.994     7.008     7.002     6.998     6.987     6.975     6.963
   99-30+    6.989     7.004     6.998     6.994     6.982     6.970     6.956
   99-31     6.985     7.001     6.995     6.990     6.977     6.964     6.950
   99-31+    6.981     6.998     6.991     6.986     6.972     6.958     6.943
  100-00     6.976     6.995     6.987     6.982     6.968     6.952     6.937
  100-00+    6.972     6.991     6.983     6.978     6.963     6.947     6.930
  100-01     6.968     6.988     6.980     6.974     6.958     6.941     6.923
  100-01+    6.963     6.985     6.976     6.970     6.953     6.935     6.917
  100-02     6.959     6.982     6.972     6.966     6.948     6.930     6.910
  100-02+    6.955     6.978     6.969     6.962     6.943     6.924     6.904
  100-03     6.950     6.975     6.965     6.958     6.939     6.918     6.897
  100-03+    6.946     6.972     6.961     6.954     6.934     6.913     6.890
  100-04     6.942     6.968     6.958     6.950     6.929     6.907     6.884
  100-04+    6.937     6.965     6.954     6.946     6.924     6.901     6.877
  100-05     6.933     6.962     6.950     6.942     6.919     6.896     6.871
  100-05+    6.929     6.959     6.946     6.938     6.915     6.890     6.864
  100-06     6.924     6.955     6.943     6.934     6.910     6.884     6.857
  100-06+    6.920     6.952     6.939     6.930     6.905     6.878     6.851
  100-07     6.916     6.949     6.935     6.926     6.900     6.873     6.844
  100-07+    6.911     6.946     6.932     6.922     6.895     6.867     6.838
  100-08     6.907     6.942     6.928     6.918     6.890     6.861     6.831
  100-08+    6.903     6.939     6.924     6.914     6.886     6.856     6.824
  100-09     6.898     6.936     6.921     6.910     6.881     6.850     6.818

Avg. Life    4.717     6.695     5.741     5.196     4.116     3.361     2.817
Mod. Dur.    3.595     4.755     4.202     3.882     3.223     2.731     2.354
Mac. Dur.    3.720     4.921     4.349     4.017     3.335     2.826     2.436
1st  Pmt.    0.075     0.075     0.075     0.075     0.075     0.075     0.075
Last Pmt. 02/15/10  04/15/12  09/15/11  01/15/11  09/15/08  09/15/06  02/15/05


Exercise call option    : Mandatory
Call option code        : Earlier of
Fraction of coll. prin. : 0.0500
Yields are to Call


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                            Percentage of
                                              Aggregate       Cut-Off Date
                     Number of                 Unpaid          Aggregate
                     Mortgage                 Principal        Principal
State                 Loans                    Balance          Balance

AL                        18                 548,015.14         1.98
AR                         1                  40,153.71         0.15
AZ                         3                 182,569.40         0.66
CA                       179               6,965,364.00        25.19
CO                        22                 711,497.81         2.57
CT                         2                  81,389.53         0.29
DC                         2                  49,677.18         0.18
DE                         5                 139,614.50         0.51
FL                        53               1,588,451.50         5.75
GA                        23                 678,637.65         2.45
HI                        11                 623,326.90         2.25
ID                        14                 390,944.86         1.41
IL                        12                 593,504.26         2.15
IN                        23                 632,500.94         2.29
KS                         1                  17,000.00         0.06
MA                         2                  55,559.67         0.20
MD                        67               2,338,485.88         8.46
MI                         4                 105,733.28         0.38
MT                         1                 122,762.43         0.44
NC                        46               1,469,140.98         5.31
NJ                         6                 257,599.23         0.93
NM                         1                  30,976.14         0.11
NV                         8                 252,940.82         0.91
NY                         1                  50,000.00         0.18
OH                         3                  73,400.00         0.27
OK                         9                 239,091.27         0.86
OR                         5                 240,052.76         0.87
PA                        35                 984,657.46         3.56
SC                        11                 370,806.28         1.34
TN                         7                 148,800.00         0.54
TX                         3                 482,845.34         1.75
UT                       122               3,953,235.11        14.30
VA                        75               2,691,494.23         9.74
VT                         2                  73,390.79         0.27
WA                         7                 387,056.04         1.40
WI                         1                  38,273.76         0.14
WY                         2                  37,254.06         0.13
-----------------------------------------------------------------------------
Total...............     787            $ 27,646,202.91       100.00%
=============================================================================

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

                        COMBINED LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
      Combined               Number of       Unpaid          Aggregate
    Loan-To-Value            Mortgage       Principal        Principal
        Ratio                  Loans         Balance          Balance

 20 (Comb LTV)   25                1            44,950.00       0.16
 30 (Comb LTV)=  35                1            24,989.14       0.09
 35 (Comb LTV)=  40                2           173,959.42       0.63
 40 (Comb LTV)=  45                1            55,000.00       0.20
 45 (Comb LTV)=  50                5           339,736.00       1.23
 50 (Comb LTV)=  55                2           125,519.57       0.45
 55 (Comb LTV)=  60                7           214,284.71       0.78
 60 (Comb LTV)=  65               14           739,206.27       2.67
 65 (Comb LTV)=  70                7           395,842.20       1.43
 70 (Comb LTV)=  75               14         1,141,438.76       4.13
 75 (Comb LTV)=  80               10           694,056.35       2.51
 80 (Comb LTV)=  85               10           769,188.25       2.78
 85 (Comb LTV)=  90               95         3,478,707.09      12.58
 90 (Comb LTV)=  95               44         1,338,147.58       4.84
 95 (Comb LTV)= 100              199         5,619,284.20      20.33
100 (Comb LTV)= 105               32         1,056,495.72       3.82
105 (Comb LTV)= 110               59         1,759,861.34       6.37
110 (Comb LTV)= 115               63         2,112,665.23       7.64
115 (Comb LTV)= 120               77         2,702,994.32       9.78
120 (Comb LTV)= 125              143         4,819,104.05      17.43
125 (Comb LTV)= 125.06             1            40,772.71       0.15
-----------------------------------------------------------------------------
Total....................        787      $ 27,646,202.91     100.00%
=============================================================================

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance


         Gross Coupon )=  9.50%      2          $438,745.34          1.59
 9.50% ( Gross Coupon )=  9.75%      2          $382,961.66          1.39
 9.75% ( Gross Coupon )= 10.00%      1          $104,850.00           .38
10.00% ( Gross Coupon )= 10.25%      2          $169,772.85           .61
10.25% ( Gross Coupon )= 10.50%      5          $431,526.62          1.56
10.50% ( Gross Coupon )= 10.75%      7          $359,668.55          1.30
10.75% ( Gross Coupon )= 11.00%      5          $429,411.83          1.55
11.00% ( Gross Coupon )= 11.25%      6          $469,606.94          1.70
11.25% ( Gross Coupon )= 11.50%      9          $368,223.90          1.33
11.50% ( Gross Coupon )= 11.75%     10          $335,500.06          1.21
11.75% ( Gross Coupon )= 12.00%     14          $573,270.60          2.07
12.00% ( Gross Coupon )= 12.25%     34        $1,068,398.43          3.86
12.25% ( Gross Coupon )= 12.50%     31        $1,359,827.36          4.92
12.50% ( Gross Coupon )= 12.75%     26          $831,915.11          3.01
12.75% ( Gross Coupon )= 13.00%     29        $1,093,536.79          3.96
13.00% ( Gross Coupon )= 13.25%     27          $994,587.83          3.60
13.25% ( Gross Coupon )= 13.50%     57        $1,888,806.94          6.83
13.50% ( Gross Coupon )= 13.75%     73        $2,353,960.14          8.51
13.75% ( Gross Coupon )= 14.00%     87        $2,779,497.10         10.05
14.00% ( Gross Coupon )= 14.25%     53        $1,686,608.18          6.10
14.25% ( Gross Coupon )= 14.50%     60        $1,757,203.23          6.36
14.50% ( Gross Coupon )= 14.75%     53        $1,559,682.21          5.64
14.75% ( Gross Coupon )= 15.00%     83        $2,683,714.41          9.71
15.00% ( Gross Coupon )= 15.25%     35        $1,009,658.97          3.65
15.25% ( Gross Coupon )= 15.50%     32          $965,979.29          3.49
15.50% ( Gross Coupon )= 15.75%     24          $867,137.03          3.14
15.75% ( Gross Coupon )= 16.00%     10          $321,834.04          1.16
16.00% ( Gross Coupon )= 16.25%      6          $170,472.63           .62
16.25% ( Gross Coupon )= 16.50%      2           $44,932.78           .16
16.50% ( Gross Coupon )= 16.75%      1          $119,936.00           .43
17.25% ( Gross Coupon )= 17.50%      1           $24,976.09           .09
----------------------------------------------------------------------------
Total..........                    787      $ 27,646,202.91        100.00%
============================================================================

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

                        CURRENT MORTGAGE LOAN AMOUNTS             21-Nov-1996
                                  Page 1

                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
             Current               Number of       Unpaid          Aggregate
          Mortgage Loan            Mortgage       Principal        Principal
        Principal Balance           Loans         Balance          Balance


             Balance )=    25,000    339       $7,309,673.86       26.44
    25,000 ( Balance )=    50,000    387      $14,832,857.20       53.65
    50,000 ( Balance )=    75,000     37       $2,220,117.91        8.03
    75,000 ( Balance )=   100,000     10         $914,055.77        3.31
   100,000 ( Balance )=   150,000      9       $1,091,166.54        3.95
   150,000 ( Balance )=   200,000      2         $356,957.39        1.29
   200,000 ( Balance )=   250,000      1         $228,000.00         .82
   300,000 ( Balance )=   350,000      1         $312,000.00        1.13
   350,000 ( Balance )=   400,000      1         $381,374.24        1.38

--------------------------------------------------------------------------
Total....................           787       $ 27,646,202.91     100.00%
==========================================================================


                    LOAN SUMMARY STRATIFIED BY                   22-Nov-1996
                        OWNER OCCUPANCY                 Page 1

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                    No. of        Unpaid            Aggregate
LIENS                               Mort.        Principal          Principal
STAT                                Loans         Balance            Balance

 1    Owner Occ.                     39         3,376,385.15          12.21
 1    Non Owner Occ.                  7           473,107.85           1.71
 2    Owner Occ.                    736        23,478,941.50          84.93
 2    Non Owner Occ.                  5           317,768.41           1.15
----------------------------------------------------------------------------
Total..................             787      $ 27,646,202.91         100.00%
============================================================================

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

                     MORTGAGED PROPERTIES                      22-Nov-1996
                                                 Page 1

                                                                 Percentage of
                                                    Aggregate      Cut-Off Date
                            Number of    % Pool       Unpaid          Aggregate
                            Mortgage      by #       Principal        Principal
                              Loans      Loans        Balance          Balance

Single-family                  725       92.12%      25,278,204.38      91.43
PUD                             19        2.41%         736,157.74       2.66
Condo/Co-op                     37        4.70%       1,224,604.46       4.43
Apartment 2-4 Units              6        0.76%         407,236.33       1.47
------------------------------------------------------------------------------
Total.......                   787      100.00%    $ 27,646,202.91     100.00%
=============================================================================



                                 AGE OF LOAN


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0           347       12,364,105.74           44.72%
  0 ( Age (=  12           434       14,761,230.68           53.39%
 12 ( Age (=  24             5          139,492.25            0.50%
 36 ( Age (=  48             1          381,374.24            1.38%
-----------------------------------------------------------------------------
Total............          787       27,646,202.91          100.00%
=============================================================================

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

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

                     REMAINING MONTHS TO STATED MATURITY          22-Nov-1996
                                     Page 1

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                  Number of            Unpaid              Aggregate
Number of         Mortgage            Principal            Principal
Months             Loans              Balance              Balance

144                  1                 24,750.00           0.09
157                  1                  9,961.49           0.04
166                  1                 48,120.01           0.17
167                  3                 81,410.75           0.29
168                  2                104,293.15           0.38
169                  2                 56,104.08           0.20
170                  2                 41,323.08           0.15
171                  2                 70,542.97           0.26
172                  5                143,037.00           0.52
173                  9                273,878.38           0.99
174                 16                576,638.09           2.09
175                 11                399,618.88           1.45
176                 13                381,229.08           1.38
177                 21                661,950.96           2.39
178                 68              2,255,314.08           8.16
179                124              4,011,607.95          14.51
180                180              6,449,442.40          23.33
236                  3                 99,372.83           0.36
237                 13                427,474.71           1.55
238                 54              1,857,446.01           6.72
239                 85              3,087,578.78          11.17
240                156              5,112,560.00          18.49
249                  1                 57,371.10           0.21
321                  1                381,374.24           1.38
353                  1                 70,961.66           0.26
359                  2                185,487.89           0.67
360                 10                777,353.34           2.81
-----------------------------------------------------------------------------
Total............     787           $ 27,646,202.91         100.00%
=============================================================================

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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
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

                      Life Financial Services Trust 1996-1
       Loan Pool Information as of Statistical Calculation Date (11/15/96)

                          LOAN SUMMARY STRATIFIED BY
                                 Amortization

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing               683      22,897,994.14          82.83
Partially Amortizing           104       4,748,208.77          17.17
--------------------------------------------------------------------------
Total..................        787    $ 27,646,202.91         100.00%
==========================================================================



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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
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